UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 5, 2019

WEX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
97 Darling Avenue, South Portland, ME	04106
Address of principal executive offices	Zip Code
Registrant's telephone number, including area code	(207) 773-8171
Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on January 18, 2019, WEX Inc., a Delaware corporation (the “Company”), entered into the Fifth Amendment (the “Fifth Amendment”) to the Credit Agreement dated as of July 1, 2016, as amended by the First, Second, Third and Fourth Amendments to the Credit Agreement dated July 3, 2017, October 30, 2017, January 17, 2018 and August 24, 2018 respectively (as amended by the Fifth Amendment, the “Credit Agreement”), among the Company, the subsidiaries of the Company identified therein, Bank of America, N.A., as administrative agent, and the lenders party thereto. The Fifth Amendment provides for a $300 million incremental tranche A-3 term loan which was funded on January 18, 2019 and a $300 million delayed-draw loan facility comprised of $250 million of incremental tranche A-3 term loan commitments and $50 million of incremental revolving credit loan commitments. At the closing of the Fifth Amendment, the Company did not borrow any funds under the delayed-draw loan facility.  On March 5, 2019, the Company drew down the full $300 million available under the delayed-draw loan facility in order to fund the acquisition of Discovery Benefits, Inc., completed on March 5, 2019.

In connection with the delayed-draw loan facility, the Company paid certain upfront fees (which took the form of original issue discount for the delayed-draw incremental tranche A-3 term loans) and ticking fees to the lenders under the delayed-draw loan facility.

The description of the Fifth Amendment is set forth in Item 1.01 of the Company’s Current Report on Form 8-K filed on January 22, 2019 (the “Prior 8-K”), which description is incorporated herein by reference. In addition, the Fifth Amendment (which includes the Credit Agreement as Exhibit A thereto) was filed as Exhibit 10.1 to the Prior 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On March 5, 2019, the Company issued a press release captioned “WEX Completes Acquisition of Discovery Benefits, Inc.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index attached hereto.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the information on Exhibit 99.1, contains "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995.  These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative, although not all forward-looking statements contain such words. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s beliefs and assumptions. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s beliefs and assumptions. There can be no assurance that the acquisition will: strengthen the Company’s position as a leading provider of innovative healthcare technology solutions; provide partners and customers with a more comprehensive suite of products and services; or, expand the Company’s diverse go-to-market channels to include consulting firms and brokers. The Company cannot guarantee that it actually will achieve the financial results, plans, intentions, expectations or guidance disclosed in the forward-looking statements made. Such forward-looking statements involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in such forward-looking statements. Such risks and uncertainties include or relate to, among other things: the effects of general economic conditions on fueling patterns as well as payment and transaction processing activity; the impact of foreign currency exchange rates on the Company’s operations, revenue and income; changes in interest rates; the impact of fluctuations in fuel prices; the effects of the Company’s business expansion and acquisition efforts; potential adverse changes to business or employee relationships, including those resulting from the completion of an acquisition; competitive responses to any acquisitions; uncertainty of the expected financial performance of the combined operations following completion of an acquisition; the ability to successfully integrate the Company's acquisitions; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from an acquisition; the Company's failure to successfully operate and expand ExxonMobil's European and Asian commercial fuel card programs; the failure of corporate investments to result in anticipated strategic value; the impact and size of credit losses; the impact of changes to the Company's credit standards; breaches of the Company’s technology systems or those of third-party service providers and any resulting negative impact on the Company’s reputation, liabilities or relationships with customers or merchants; the Company’s failure to maintain or renew key agreements; failure to expand the Company’s technological capabilities and service offerings as rapidly as the Company’s competitors; failure to successfully implement the Company’s information technology strategies and capabilities in connection with its technology outsourcing and insourcing arrangements and any resulting cost associated with that failure; the actions of regulatory bodies, including banking and securities regulators, or possible changes in banking or financial regulations impacting the Company’s industrial bank, the Company as the corporate parent or other subsidiaries or affiliates; the impact of the Company’s outstanding notes on its operations; the impact of increased leverage on the Company's operations, results or borrowing capacity generally, and as a result of acquisitions specifically; the incurrence of impairment charges if the Company’s assessment of the fair value of certain reporting units changes; the uncertainties of litigation; as well as other risks and uncertainties identified in Item 1A of the Company’s Annual Report for the year ended December 31, 2017, filed on Form 10-K with the Securities and Exchange Commission on March 1, 2018.

The Company's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases. The forward-looking statements speak only as of the date of this Current Report on Form 8-K, including the information on Exhibit 99.1, and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	News release of WEX Inc. dated March 5, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 5, 2019

WEX Inc.

		By:	/s/ Roberto Simon
		Name:	Roberto Simon
		Title:	Chief Financial Officer